Vanguard Russell 3000 Index Fund

Vanguard Explorer Value Fund

Supplement to the Statement of Additional Information Dated
December 21, 2017

Effective April 20, 2018, State Street Bank and Trust Company, One Lincoln
Street, Boston, MA 02111, serves as the custodian for Vanguard Russell 3000
Index Fund and Vanguard Explorer Value Fund (the “Funds”). The custodian is responsible for maintaining the Funds’ assets, keeping all necessary accounts and records of the Funds’ assets, and appointing any foreign sub-custodians or foreign securities depositories.

© 2018 The Vanguard Group, Inc. All rights reserved.
Vanguard Marketing Corporation, Distributor.	SAI 1690A 042018